UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2019

OLYMPIC STEEL, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	0-23320	34-1245650
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22901 Millcreek Boulevard, Suite 650 Highland Hills, Ohio		44112
(Address of Principal Executive Offices)		(Zip Code)

(216) 292-3800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, without par value	ZEUS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 26, 2019, in connection with its periodic review of corporate governance matters, the Board of Directors (“Board”) of Olympic Steel, Inc. (the “Company”), based on the recommendation of the Nominating and Governance Committee of the Board (the “Governance Committee”), adopted amendments to the Company’s Amended and Restated Code of Regulations (as so amended, the “Regulations”), effective immediately.

As amended, the Regulations now include an advance notice provision with respect to shareholder proposals of business as a complement to the advance notice provision with respect to the nomination of directors. Additionally, the amendments provide enhanced procedural and disclosure requirements for shareholder proposals of business and the nomination of directors, which are designed to foster greater transparency and a more orderly shareholder meeting process and, among other things, expand the information that shareholder proponents and others (each, a “Proposing Person”) must disclose to the Company, such as information regarding a Proposing Person’s direct and indirect ownership interests in the Company’s securities.

The foregoing description of the amendments to the Regulations, is qualified in its entirety by the text of the Regulations, as amended, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01.     Other Events.

Also on November 26, 2019, the Board, based on the recommendation of the Governance Committee, (a) authorized management to present a proposal at the Company’s 2020 annual meeting of shareholders to approve an amendment to the Company’s Amended and Restated Articles of Incorporation that would allow the Company to implement majority voting in the election of directors and (b) adopted, effective immediately, a Policy of the Board of Directors Relating to Majority Voting (the “Majority Voting Policy”).

Pursuant to the Majority Voting Policy, in an uncontested election of directors, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” election is expected to tender his or her resignation following certification of the shareholder vote. In such an event, the Governance Committee will consider the tendered resignation and make a recommendation to the Board. The Board will act on the Governance Committee’s recommendation within 90 days following certification of the shareholder vote.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Amended and Restated Code of Regulations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLYMPIC STEEL, INC.

November 27, 2019	By:	/s/ Richard A. Manson
Richard A. Manson Chief Financial Officer